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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18,
1997

               BCB FINANCIAL SERVICES CORPORATION
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-24114           23-2444807
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

400 Washington Street, Reading, Pennsylvania            19601
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 376-5933

                               N/A
 (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On November 18, 1997, BCB Financial Services Corporation (the "Company") and Heritage Bancorp, Inc. ("Heritage"), of Pottsville, Pennsylvania, executed an Agreement and Plan of Consolidation (the "Agreement") pursuant to which the Company and Heritage will consolidate (the "Consolidation") into a new holding company in accordance with the provisions of the Pennsylvania Business Corporation Law of 1988, as amended. The terms of the Consolidation are more particularly described in the Agreement and the Company's press release, dated November 18, 1997, attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          2.1  Agreement and Plan of Consolidation, dated
               November 18, 1997, between BCB Financial Services
               Corporation and Heritage Bancorp, Inc.

          99.1 Press Release, dated November 18, 1997, of BCB
               Financial Services Corporation.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BCB FINANCIAL SERVICES CORPORATION

Dated:  November 25, 1997
                              /s/ Nelson R. Oswald
                              Nelson R. Oswald,
                              President and Chief Executive
                              Officer
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                          EXHIBIT INDEX

Exhibit Number

     2.1  Agreement and Plan of Consolidation, dated November 18,
          1997, between BCB Financial Services Corporation and
          Heritage Bancorp, Inc.

     99.1 Press Release, dated November 18, 1997, of BCB
          Financial Services Corporation.